UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 5, 2009


                           KRYPTIC ENTERTAINMENT INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-52374
                            (Commission File Number)

                                   83-0510954
                        (IRS Employer Identification No.)

              Suite 208, 800 N. Rainbow Blvd. Las Vegas, NV, 89107 (Address of principal executive offices and Zip Code)

                                  702-948-5013
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 5, 2009 John Lagourgue resigned as a director, President, Chief Executive Officer and Chairman of the Board of the Company.

Effective November 5, 2009, Shan Qiang, who has been serving as the Company's Secretary Treasurer and Director since October 11, 2007, was also appointed as President and CEO. Our board of directors now consists solely of Shan Qiang.

Prior to his appointment as President & CEO, Mr. Qiang held 1,500,000 of the company's common shares directly. Concurrent with the resignation of Mr. Lagourgue, Mr. Qiang agreed to purchase his common shares in a private transaction to hold 4,500,000 directly.

In addition to his position with the Company, he is currently the Senior Designer & Project Manager for VDZ International in Beijing, China. He has acted in this position since June 2004. He is responsible for all computer drafting, 3D rendering, design proposals and government submissions for the company. From February 2000 to April 2004 he was the Project Manager, for Digital Xtong Industrial in Beijing, China. He was responsible for managing for multiplayer PlayStation games, including game play implementation and design using proprietary software tools. His responsibilities included management of the lead designers and programmers and overseeing game play functionality under tight deadlines. He also planned, designed, modeled and textured demonstration models. From January 1997 to December 1999 he acted as a game play consultant for Gai Nyen Dynasty Games, in Hong Kong, China. He created software modules to manage script content and implemented design tools to aid the scripting team. He developed written tutorials for communicating in-game standards and toolset specific for the game engine team. He also designed the core game play mechanics, laid out and implemented all game levels, and managed all in game assets.

He is fluent in Java, C/C++, Visual Basic, LUA, Unreal Script, NWN Script, Maya Embedded Language, Lingo, python, HTML, PHP, JSP, XML, WML, ASP, JavaScript programming languages for Windows, Linux, Apple operating system platforms. He is also fluent with many off the shelf and proprietary graphic, automation and audio software tools.

He received a Bachelor Degree of Architecture in 1992 from the JinLin Institute of Architectural Engineering in the JiLin Province of China.

There are no family relationships between any of our directors or executive officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRYPTIC ENTERTAINMENT INC.


/s/ Shan Qiang
-------------------------------
Shan Qiang
President
Date: November 5, 2009

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